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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 1, 2001
                                (Date of Report)
                        (Date of Earliest Event Reported)

                          TARGETED GENETICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Washington                    0-23930                    91-1549568
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)

                  1100 Olive Way, Suite 100, Seattle, WA 98101
          (Address of Principal Executive Offices, including Zip Code)

                                 (206) 623-7612
              (Registrant's Telephone Number, Including Area Code)

                                      None
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On October 1, 2001, Targeted Genetics Corporation announced the appointment of Todd E. Simpson to the position of Vice President, Finance and Administration, and Chief Financial Officer.

     A copy of the press release issued by Targeted Genetics on October 1, 2001, announcing this appointment is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release of Targeted Genetics Corporation dated October 1, 2001.

     99.2 Form of Senior Management Employment Agreement between Targeted Genetics Corporation and its Executive Officers, incorporated by reference to Exhibit 10.2 to Targeted Genetics' annual report on Form 10-K for the year ended December 31, 1996, filed with the SEC on March 17, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TARGETED GENETICS CORPORATION

Date:  October 26, 2001                By: /s/ H. Stewart Parker
                                           -------------------------------------
                                           H. Stewart Parker
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   -----------

99.1      Press Release of Targeted Genetics Corporation dated October 1, 2001.

99.2 Form of Senior Management Employment Agreement between Targeted Genetics Corporation and its Executive Officers, incorporated by reference to Exhibit 10.2 to Targeted Genetics' annual report on Form 10-K for the year ended December 31, 1996, filed with the SEC on March 17, 1997.